SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

M&F Bancorp, Inc. (the “Registrant”), the parent company of Mechanics and Farmers Bank (the “Bank”), issued a press release announcing its unaudited results of operations and financial condition for the three and for the nine month periods ended as of September 30, 2006, respectively. At the same time, the unaudited results of operations and financial condition for the Bank for the same periods were announced in a separate press release.

The press releases are furnished as Exhibit Nos. 99.1 and 99.2, and are incorporated herein by reference.

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit 99.1	Press Release issued November 16, 2006

Exhibit 99.2	Press Release issued November 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC. (Registrant)

By:	/s/ Jonathan Sears Woodall
Jonathan Sears Woodall
Chief Financial Officer

Dated: November 17, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 16, 2006

99.2	Press Release dated November 16, 2006